UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

September 21, 2006

Commission file number 1-8572

TRIBUNE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	36-1880355
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
435 North Michigan Avenue
Chicago, Illinois	60611
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (312) 222-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.                                    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 21, 2006, Tribune Company (the “Company”) announced that the Company and certain of its affiliates would receive from TMCT, LLC (“TMCT”) and TMCT II, LLC (“TMCT II”) an initial distribution of 38,899,242 shares of the Company’s common stock and 1,068,668 shares of the Company’s preferred stock (the “Initial Distributions”), which shares of preferred stock represent all of the Company’s outstanding Series C preferred stock, Series D-1 preferred stock and Series D-2 preferred stock.  The Initial Distributions were effected pursuant to (i) a Distribution Agreement, dated September 21, 2006 (the “TMCT Distribution Agreement”), among the Company, TMCT, Candle Holdings Corporation, Fortify Holdings Corporation, Chandler Trust No. 1 (“Trust No. 1”) and Chandler Trust No. 2 (“Trust No. 2” and, together with Trust No. 1, the “Chandler Trusts”) and (ii) a Distribution Agreement, dated September 21, 2006, among the Company, TMCT II, Fortification Holdings Corporation, Wick Holdings Corporation, Eagle New Media Investments, LLC, Eagle Publishing Investments, LLC and the Chandler Trusts (the “TMCT II Distribution Agreement” and, together with the TMCT Distribution Agreement, the “Distribution Agreements”).  The Company, Candle Holdings Corporation, Fortify Holdings Corporation, Fortification Holdings Corporation, Wick Holdings Corporation, Eagle New Media Investments, LLC and Eagle Publishing Investments, LLC are collectively referred to herein as the “Tribune Entities.”  Following the Initial Distributions, the Tribune Entities will retain interests in each of TMCT and TMCT II of approximately five percent.

The Distribution Agreements further contemplate that within 30 days of the Initial Distributions, TMCT and TMCT II will each distribute all of the remaining shares of the Company’s common stock held by TMCT and TMCT II to their respective members in accordance with such members’ percentage ownership interests in TMCT and TMCT II (the “Subsequent Distributions” and, together with the Initial Distributions, the “Distributions”).  The Chandler Trusts have agreed that, with respect to any election of directors or other proposal submitted to the stockholders of the Company during the twelve-month period beginning on the date of the Subsequent Distributions, the Chandler Trusts will vote, or cause to be voted,  the shares of the Company’s common stock received by the Chandler Trusts in the Subsequent Distributions in the same proportion that the capital stock of the Company held by all of the Company’s stockholders is voted with respect to such election or other proposal.

The parties to the Distribution Agreements also have entered into amendments to the limited liability company agreements of TMCT and TMCT II to give effect to the reduction in the Company’s ownership interest in TMCT and TMCT II, respectively, as a result of the Initial Distributions.  The amendments to the limited liability company agreements of TMCT and TMCT II were made pursuant to (i) an Amended and Restated Limited Liability Company Agreement of TMCT, LLC, dated September 22, 2006 (the “Amended TMCT LLC Agreement”) and (ii) a Second Amended and Restated Limited Liability Company Agreement of TMCT II, LLC, dated September 22, 2006 (the “Amended TMCT II LLC Agreement” and, together with the Amended TMCT LLC Agreement, the “Amended LLC Agreements”).  The Amended LLC Agreements also implement certain changes to the rights of the Company with respect to TMCT and TMCT II that are reflective of the Company’s reduced ownership interest in these entities.  The Tribune Entities and the Chandler Trusts have entered into letter agreements (the “Put/Call Agreements”) dated as of September 21, 2006 providing for certain put and call options relating to the Tribune Entities’ retained ownership interests in TMCT and TMCT II, which options become exercisable beginning in September 2007.

In connection with the Distributions, the Company has entered into Amendment No. 2, dated as of September 21, 2006, to the Rights Agreement, dated as of December 12, 1997, between the Company and Computershare Trust Company, N.A. (formerly known as EquiServe Trust Company, N.A., formerly known as First Chicago Trust Company of New York), as Rights Agent, as amended by Amendment No. 1 to Rights Agreement, dated as of June 12, 2000 (as amended, the “Rights Agreement”), to clarify that none of TMCT, TMCT II, Trust No. 1, Trust No. 2 or any of the trustees of such trusts whose beneficial ownership of the Company’s common stock is aggregated with such trusts shall be deemed to be an Acquiring Person (as defined in the Rights Agreement) as a result of the acquisition of additional shares of the Company’s common stock pursuant to the transactions contemplated by the Distribution Agreements.  The foregoing description of Amendment No. 2 to the Rights Agreement is qualified in its entirety by reference to the complete terms and conditions of Amendment No. 2 to the Rights Agreement, which is attached hereto as Exhibit 4.1, and incorporated herein by reference.

The Company and TMCT entered into an Amended and Restated Lease Agreement, dated September 22, 2006 (the “Amended Lease”), pursuant to which the Company was granted (i) (A) an accelerated purchase option for the leased property exercisable in January 2008 at a fixed purchase price of $175 million and (B) a fair market value purchase option exercisable at anytime beginning February 8, 2008 and ending three months prior to the expiration of the Amended Lease and (ii) an extension of the current fixed rental rate set to expire at the expiration of the initial term of the original lease (August 9, 2009) through the end of the first 12-year extension option period (August 7, 2021).

The foregoing description of the Distribution Agreements, the Amended LLC Agreements, the Amended Lease and the Put/Call Agreements is qualified in its entirety by reference to the complete terms and conditions of the Distribution Agreements, the Amended LLC Agreements, the Amended Lease and the Put/Call Agreements, all of which are attached hereto as exhibits and incorporated herein by reference.

On September 21, 2006, the Company issued a press release announcing the transactions described in this report and that the Company is exploring alternatives for creating additional value for shareholders.  There can be no assurance that the exploration of alternatives will result in any transaction. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits to this Form 8-K

Exhibit No.	Description
4.1

Amendment No. 2, dated as of September 21, 2006, to the Rights Agreement between Tribune Company and Computershare Trust Company, N.A. (formerly known as EquiServe Trust Company, N.A., formerly known as  First Chicago Trust Company of New York), as Rights Agent, as amended by Amendment No. 1, dated as of June 12, 2000

10.1	Distribution Agreement, dated September 21, 2006, by and among TMCT, LLC, Tribune Company, Candle Holdings Corporation, Fortify Holdings Corporation, Chandler Trust No. 1, and Chandler Trust No. 2

10.2	Amended and Restated Limited Liability Company Agreement of TMCT, LLC, dated as of September 22, 2006

10.3

Distribution Agreement, dated September 21, 2006, by and among TMCT II, LLC, Tribune Company, Fortification Holdings Corporation, Wick Holdings Corporation, Eagle New Media Investments, LLC, Eagle Publishing Investments, LLC, Chandler Trust No. 1, and Chandler Trust No. 2

10.4	Second Amended and Restated Limited Liability Company Agreement of TMCT II, LLC, dated as of September 22, 2006

10.5	Amended and Restated Lease Agreement, between TMCT, LLC and Tribune Company, dated September 22, 2006

10.6	Letter Agreement, dated September 21, 2006, by and among Tribune Company, Candle Holdings Corporation, Fortify Holdings Corporation, Chandler Trust No. 1, and Chandler Trust No. 2

10.7

Letter Agreement, dated September 21, 2006, by and among Tribune Company, Fortification Holdings Corporation, Wick Holdings Corporation, Eagle New Media Investments, LLC, Eagle Publishing Investments, LLC, Chandler Trust No. 1, and Chandler Trust No. 2

99.1	Press Release of Tribune Company, dated September 21, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE COMPANY
(Registrant)

Date: September 22, 2006	/s/	Mark W. Hianik
Mark W. Hianik
Vice President/Assistant General Counsel

EXHIBIT INDEX

Exhibits to this Form 8-K

Exhibit No.	Description
4.1

Amendment No. 2, dated as of September 21, 2006, to the Rights Agreement between Tribune Company and Computershare Trust Company, N.A. (formerly known as EquiServe Trust Company, N.A., formerly known as First Chicago Trust Company of New York), as Rights Agent, as amended by Amendment No. 1, dated as of June 12, 2000

10.1	Distribution Agreement, dated September 21, 2006, by and among TMCT, LLC, Tribune Company, Candle Holdings Corporation, Fortify Holdings Corporation, Chandler Trust No. 1, and Chandler Trust No. 2

10.2	Amended and Restated Limited Liability Company Agreement of TMCT, LLC, dated as of September 22, 2006

10.3

Distribution Agreement, dated September 21, 2006, by and among TMCT II, LLC, Tribune Company, Fortification Holdings Corporation, Wick Holdings Corporation, Eagle New Media Investments, LLC, Eagle Publishing Investments, LLC, Chandler Trust No. 1, and Chandler Trust No. 2

10.4	Second Amended and Restated Limited Liability Company Agreement of TMCT II, LLC, dated as of September 22, 2006

10.5	Amended and Restated Lease Agreement, between TMCT, LLC and Tribune Company, dated September 22, 2006

10.6	Letter Agreement, dated September 21, 2006, by and among Tribune Company, Candle Holdings Corporation, Fortify Holdings Corporation, Chandler Trust No. 1, and Chandler Trust No. 2

10.7

Letter Agreement, dated September 21, 2006, by and among Tribune Company, Fortification Holdings Corporation, Wick Holdings Corporation, Eagle New Media Investments, LLC, Eagle Publishing Investments, LLC, Chandler Trust No. 1, and Chandler Trust No. 2

99.1	Press Release of Tribune Company, dated September 21, 2006